Exhibit 99.1

Monster Digital Announces Strategic and Legal Developments

Monster Digital terminates Trademark License Agreement with Monster, Inc.; legal complaint dismissed

Monster Digital, Inc. (NASDAQ: MSDI) (the “Company”) announced today certain strategic and legal developments.

The Company announced that it has forwarded Monster, Inc. a notice of termination of that Trademark License Agreement by and between Monster, Inc. and the Company’s wholly-owned subsidiary, SDJ Technologies, Inc. (the “License Agreement”). The License Agreement is terminated according to its terms ninety (90) days after the receipt of the notice of termination by Monster, Inc.

The Company took this step as part of a strategic restructuring effort with respect to its existing business. The Company has been dissatisfied with the existing royalty rate under the License Agreement, especially in light of decreasing sales and demand for its action sports cameras and general softness in the overall market for action sports cameras and accessories. After much deliberation, management concluded that it could not continue to be party to the License Agreement under the existing terms.

The termination is part of an overall restructuring of costs, expenses and revenue sources at the Company. The proposed merger with Innovate Biopharmaceuticals, Inc. allows existing stockholders of the Company to participate in an opportunistic venture wholly unrelated to the Company’s existing line of business. As previously disclosed, the existing business of the Company has been transferred to MD Holdings, Inc., a wholly-owned subsidiary of the Company, which stock will be spun off to Company stockholders on a pro rata basis immediately prior to the consummation of the Company’s merger with Innovate. Management believes the Company’s existing sports camera business can still be viable without the use of the Monster brand and had has discussions with other companies for a more cost effective license under which it could market products, if so desired. Also, these products could be offered on a self-branded basis.

The Company’s intent is to position MD Holdings to more effectively operate and compete in its chosen market. As previously disclosed, the Company has eliminated its substantial obligation to Walgreens and raised substantial capital through recently concluded Warrant Tender Offers. And as discussed below, the Company has successfully had dismissed the pending lawsuit challenging its merger with Innovate. The Company’s goal is that after the spin-off, management of MD Holdings will have the option to continue the existing action sports camera business without the substantial ongoing royalty obligation to Monster, Inc., partner on more attractive terms with another brand or even de-emphasize or wind down the ongoing action sports camera business to merge with an entity in an unrelated space or industry, all with the goal of providing more accretive opportunities and heightened stockholder value to the spun off entity.

David H. Clarke, Chairman and CEO said, “We are thankful for the over five-year relationship with Monster, Inc. Through our joint cooperation, we were able to achieve modest successes in our camera and memory operations. However, we must be mindful of the business of the Company to be spun off to our existing stockholders after our merger with Innovate. The sports action camera has become increasingly competitive in the past twelve months with margins declining steadily. There is new low-priced competition. And, more sophisticated cell phone cameras are, in some instances, encroaching on the space occupied by sports action cameras. Our management felt that continuing the relationship with Monster, Inc. under the existing royalty structure was not in the best long-term interests of our stockholders. We wish Monster, Inc. the best in its future endeavors and will be open minded but careful with the next phase of our development.”

In further developments, the Company also announced the voluntary dismissal by the plaintiff in connection with the previously disclosed  putative class action complaint (the “Complaint”) filed in the United States District Court for the Central District of California against the Company, David H. Clarke, the Company’s Chief Executive Officer and a member of the Company’s Board of Directors, Jonathan Clark, the Company’s Interim President and a member of the Company’s Board of Directors, Robert Machinist, a member of the Company’s Board of Directors, Christopher Miner, a member of the Company’s Board of Directors and Steven Barre, a member of the Company’s Board of Directors. Each of the Company’s directors are known as the “Individual Defendants”. The Complaint sought class status on behalf of all of the Company’s public shareholders persons and alleged violations by the Company and the Individual Defendants of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder, and secondary control person liability against the Individual Defendants under Section 20(a) of the Exchange Act primarily related to that Agreement and Plan of Merger and Reorganization with Innovate. The Complaint sought to enjoin the Company and the Individual Defendants from proceeding with an anticipated stockholder vote on the Merger or consummating the Merger, unless and until the Company disclosed certain alleged material information which the Complaint alleged has been omitted from the Proxy Statement or in the event the Merger is consummated, to recover an unspecified amount of damages resulting from the Individual Defendants’ alleged violations Sections 14(a) and 20(a) of the Exchange Act.

David H. Clarke, Chairman and CEO noted, “We are thrilled with the successful outcome of this complaint and removing another potential obstacle to the proposed merger with Innovate.”

About Monster Digital, Inc.

Monster Digital develops, markets and distributes Monster-branded products for use in high-performance consumer electronics, mobile products and computing applications. The Company designs and engineers premium action sports cameras and accessories, in addition to advanced data storage and memory products for professionals and consumers.

Monster Digital is a registered trademark of Monster Products, Inc. in the U.S. and other countries.

For more information about the company, please visit http://www.monsterdigital.com

Forward-Looking Statements:

Some of the statements in this press release are "forward-looking" and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties including the timing and outcome of any NASDAQ decision with respect to our requests; our inability to take other actions to regain compliance with the NASDAQ stockholders’ equity requirement; and our inability to maintain compliance with other NASDAQ Capital Market listing requirements. These statements involve risks and uncertainties that may cause results to differ materially from the statements set forth in this press release, including, among other things, our ability to obtain and maintain regulatory approval for our products; plus other factors described under the heading "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 or described in our other public filings. Our results may also be affected by factors of which we are not currently aware. The forward-looking statements in this press release speak only as of the date of this press release. Monster Digital expressly disclaims any obligation or undertaking to release publicly any updates or revisions to such statements to reflect any change in its expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based.

Contacts:

Monster Digital, Inc.

David Olert, CFO

dolert@monsterdigital.com

Investors:

PCG Advisory

Vivian Cervantes

646-863-6274

vivian@pcgadvisory.com